Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO
§906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Datakey, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Timothy L. Russell, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: November 14, 2003

Signature:	/s/ Timothy L. Russell Timothy L. Russell Chief Executive Officer